UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported):  April 15, 2004
                                                          ---------------


                       Georgia Bank Financial Corporation
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               (Exact name of registrant as specified in charter)

     Georgia                         0-24172                  58-2005097
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  (State or other                 (Commission               (IRS Employer
  jurisdiction of                 File Number)            Identification No.)
  incorporation)


3530 Wheeler Road, Augusta, GA                                          30909
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               (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code     (706) 738-6990
                                                     ------------------


                        --------------------------------
          (Former name or former address, if changed since last report)


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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)  Exhibits.

               Exhibit No.          Description
               -----------          -----------

                  99.1              Press Release, dated April 15, 2004.

Item 9.   Regulation  FD  Disclosure.

     The following information is intended to be included under "Item 12. Results of Operations and Financial Condition" and is included under this Item 9 in accordance with SEC Release No. 33-8216.

     On April 15, 2004, Georgia Bank Financial Corporation (the "Company") issued a press release regarding its financial results for the quarter ended March 31, 2004. The Company's press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

     The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             GEORGIA  BANK  FINANCIAL
                                             CORPORATION

                                             By:
Dated:  April 15, 2004
                                                     /s/  Ronald  L.  Thigpen
                                             -----------------------------------
                                             Name:   Ronald  L.  Thigpen
                                                   -----------------------------
                                             Title:  Executive Vice President
                                                   -----------------------------
                                                     and Chief Operating Officer
                                             -----------------------------------


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
                                  EXHIBIT INDEX

Exhibit No.      Description
-----------      -----------

   99.1          Press Release, dated April 15, 2004.


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